PURCHASE  AND  SALE  AGREEMENT

     THIS AGREEMENT is made and entered into as of the 27th day of March, 2002 (the "Effective Date"), by and between ALCO XII, L.L.C., a Mississippi limited liability company ("Seller") and Emeritus Corporation, a Washington corporation ("Purchaser").

     RECITALS

     A. Seller is the owner of that certain parcel of real property described in Exhibit A attached hereto (the "Real Property") and the
               ----------
improvements thereon that constitute the 83 unit assisted living facility commonly known as Loyalton of Hattiesburg located at 103 Fox Chase Street Hattiesburg, Mississippi 39402 (the "Facility") and certain of the furniture, fixtures and equipment therein. The Facility is currently leased to Purchaser pursuant to that Lease dated June 10, 1998 by and between Seller and Purchaser, as amended by that certain First Amendment to Lease dated as of March 1, 2001 (the lease, as amended, is hereinafter referred to as the "Lease").

     B. Purchaser is interested in purchasing from Seller the Real Property and Facility and furniture, fixtures and equipment therein which are owned by Seller and Seller is willing to sell the same from Seller (the "Transaction").

     C. Seller acknowledges and agrees that it has been advised by Purchaser that it intends to finance the Transaction with the proceeds of a sale/leaseback transaction with HCRI Mississippi Properties, Inc. ("HCRI") and Health Care
REIT,  Inc.  (the  "HCRI  Transaction").

     D. Seller and Purchaser are interested in documenting the terms and conditions of such sale and purchase.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

                                    AGREEMENT

     1. On the terms and conditions set forth herein, Seller shall sell to Purchaser and Purchaser shall purchase from Seller the following:

     (a) REAL PROPERTY AND FACILITY. All of Seller's right, title and interest in and to the Real Property and the Facility together with all tenements, hereditaments, rights, privileges, interests, easements and appurtenances now or hereafter belonging or in any way pertaining to the Real Property and/or the Facility.

     (b) PERSONAL PROPERTY. All of Seller's right, title and interest in and to any and all equipment, furniture, fixtures, appliances, tools, instruments, and other tangible personal property owned by Seller as of the Closing Date (as hereinafter defined) and located at and/or used in connection with the operation of the Facility (the "Personal Property").

     (c) BED RIGHTS. All of Seller's right, title and interest, if any, in and to the 83 units which are currently operated at the Facility (the "Bed Rights").

     (d) MISCELLANEOUS PROPERTY. All of Seller's right, title and interest, if any, in and to the following: all plans, drawings, surveys, applications to governmental authorities regarding the Facility or any development thereof (collectively, the "Plans"); all transferrable certificates of occupancy, permits, licenses, authorization or approvals relating to the Facility (collectively, the "Permits"); all leases and agreements, if any, to which Seller is a party relating to the Facility (collectively, the "Leases"); all general intangibles, intellectual property and other intangible property or rights relating to the Facility, including without limitation the rights to all telephone numbers, fictitious names, logos and trade marks used in connection with the ownership or operations of the Facility (collectively, the "Intangible Property"). The Plans, Permits, Leases and Intangible Property hereinafter shall sometimes be referred to collectively as the "Miscellaneous Property."

     Purchaser acknowledges and agrees that Seller is not the operator of the Facility and accordingly that Seller is only conveying those rights, if any, which Seller has in the Bed Rights and the Miscellaneous Property and that, in fact, Seller may not have any rights in either the Bed Rights or the Miscellaneous Property, and notwithstanding any provision herein to the contrary, Seller makes no representation or warranty with respect to the ownership of the Bed Rights or Miscellaneous Property

     Hereinafter the Real Property, the Facility, the Personal Property, Seller's rights, if any, in and to the Bed Rights and the Miscellaneous Property shall sometimes be collectively referred to as "Seller's Assets."

      Nothing herein shall be construed as imposing any liability on Purchaser with respect to the ownership of the Seller's Assets prior to the Closing Date (as hereinafter defined) except to the extent Purchaser has already assumed such liability under the terms of the Lease.

     2.  PURCHASE  PRICE.

     The purchase price ("Purchase Price") payable by Purchaser for Seller's Assets shall be Six Million Four Hundred Twenty Five Thousand and no/100 Dollars ($6,425,000.00) and shall be paid by wire transfer of immediately available funds at Closing. The Purchase Price provided for herein assumes a pay-off amount for the loan in favor of Medical Office Properties, Inc., as successor in interest to Health Care Financial Partners, of $6,240,000.00 (the "Pay-Off Amount"). The Purchase Price shall increase or decrease on a dollar for dollar basis to the extent the actual Pay-Off Amount is greater than or less than $6,240,000.00.

     3.  CLOSING.

     (a) THE CLOSING DATE. Provided that all of the conditions to closing set forth herein have been satisfied or waived, the Closing of the purchase and sale under this Agreement (the "Closing") shall take place on March 29, 2002. The date upon which the Closing actually occurs is referred to herein as the Closing Date.

     (b) THE CLOSING PROCESS. Closing shall occur through escrow and accordingly, at or prior to the Closing Date, Purchaser and Seller shall deposit in escrow with the Escrow Agent all documents and monies necessary to close this transaction as herein provided. Closing of escrow shall also mean and include the recording of the deed in the county where the Facility is located. Time is of the essence of this Agreement. Closing shall occur in accordance with the procedures and instructions given by Seller and Purchaser to the Escrow Agent prior to Closing.

     4.  CONVEYANCES/DELIVERIES  AT  CLOSING.

     (a) CONVEYANCES. At Closing, Seller shall deliver the Seller's Assets to Purchaser free and clear of all liens and encumbrances other than those described in Exhibit B (the "Permitted Encumbrances").

     (b) SELLER'S CLOSING DELIVERIES. At Closing, Seller shall deliver the following documents to Escrow Agent for recording and/or delivery to Purchaser or HCRI the following:

     (i) A deed with respect to the Real Property and the Facility (the "Deed"), in the form attached hereto as Exhibit C;
                                               ----------

     (ii) Bills of Sale and Assignment Agreement with respect to the Personal Property, the Bed Rights and the Miscellaneous Property, in the forms attached hereto as Exhibit D;
                      -----------

     (iii) An affidavit executed by Seller under penalty of perjury, stating Seller's United States taxpayer identification number and that Seller is not a foreign person, in accordance with the Internal Revenue Code, Section 1445(b)(2), in the form attached hereto as Exhibit E;
                                                  ----------

     (v) A Lease Termination Agreement with respect to the Lease, in the form attached hereto as Exhibit F (the "LTA").
                            ----------

       Seller acknowledges and agrees that it has been advised by Purchaser that it intends to finance the Transaction with the proceeds of the HCRI Transaction. Accordingly, Purchaser will have the right to designate HCRI to take title to certain of the Seller's Assets and that certain of the documents described in this Section 4(a) will run in favor of Purchaser and certain in favor of HCRI as Purchaser's designee.

     (b) PURCHASER'S DELIVERIES. At Closing Purchaser shall deliver or cause to be delivered to Escrow Agent for recording and/or delivery to Seller:

     (i)     The  cash  due  at  Closing  pursuant  to  Section  2;

     (ii)     The  LTA.

     5.  CLOSING  COSTS  AND  PRORATIONS.

     At or prior to Closing, as appropriate, Seller and Purchaser shall be responsible for the following costs and expenses of and prorations related to the transaction:

     (a) EXCISE TAXES; SALES TAX. Seller shall pay all state, county, local and any other excise, documentary, transfer or any other such taxes due and payable as a result of the conveyance of the Real Property and the Facility. Purchaser shall pay any sales tax due and payable as a result of the sale of the Personal Property.

     (b) RECORDING FEES/ESCROW FEES. Seller shall pay the cost of recording the Deed and any documents necessary to deliver title to Purchaser in accordance with the terms of this Agreement. Purchaser shall pay all escrow fees due and payable to Escrow Agent.

     (c) TITLE INSURANCE. Purchaser shall pay the cost of the premium for an extended coverage title insurance policy in the amount of the Purchase Price. Purchaser shall pay for the cost of the survey required in order to secure such extended coverage.

     (d) PROPERTY TAXES. Purchaser shall pay all real and personal property taxes due at Closing or thereafter coming due, whether the same relate to the period prior to or after the Closing Date. In consideration therefor, Seller shall deliver to Purchaser any tax escrow payments being held by Seller as of the Closing Date.

     (e) RENT AND OTHER PRORATIONS. Any rent due under the Lease which has been paid by Purchaser prior to Closing for the month in which Closing occurs shall be prorated as of the Closing Date. Purchaser acknowledges and agrees that the Facility is currently leased to Purchaser under the terms of the Lease and that, except for the rent payable to Seller under the Lease, Purchaser is and will continue after Closing to be responsible for all costs and expenses and entitled to all revenues associated with the ownership and operation of the Facility and accordingly that as between Seller and Purchaser there shall be no prorations at Closing for any such costs or expenses or revenues.

     6.  REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.

     Seller  hereby  warrants  and  represents  to  Purchaser  that:

     (a) AUTHORITY. Seller has full power and authority to execute and deliver this Agreement and all related documents and to carry out the transactions contemplated herein. This Agreement is valid, binding and enforceable against Seller in accordance with its terms, except as such applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and general principles of equity may limit enforceability. The execution of this Agreement and the consummation of the transactions contemplated herein do not result in a breach of the terms and conditions of nor constitute a default under or violation of Seller's Operating Agreement or of any law, regulation, court order, mortgage, note, bond, indenture, agreement, license (other than the assisted living facility license in effect with respect to the Facility as to which no representation or warranty is made by Seller), Permit or other instrument or obligation to which Seller is now a party or by which Seller or any of the assets of Seller may be bound or affected.

     (b) NECESSARY ACTION. Prior to execution of this Agreement Seller has obtained all consents and approvals necessary for it to lawfully enter into and carry out the terms of this Agreement.

     (c) LITIGATION. Seller has no knowledge that there are any actions, suits, investigations or proceedings pending or threatened by or before any court, administrative agency or other governmental authority or any arbitrator against or relating to Seller with respect to its ownership of the Seller's Assets. Seller has no knowledge that the transaction contemplated herein has been challenged by any governmental agency or any other person, nor does Seller know or have reasonable grounds to know, of any basis for any such actions, suits or proceedings.

     (d) STATUS OF SELLER. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Mississippi.

(E) SELLER'S COSTS. Seller represents and warrants that the Purchase Price will be applied by Seller to pay the following costs incurred in connection with Seller's ownership and development of the Seller's Assets:

Payoff of 1st mortgage held by Medical Office Properties, Inc.     $6,240,000.00
Payoff of unsecured loan in the original principal amount of $125,000.00 in favor of First Citizens Bank and to repay investors
$125,000.00

Legal  Fees                                        $50,000.00
Other  Miscellaneous  Costs  and  Expenses                         $10,000.00

     7.  REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER.

     Purchaser  hereby  warrants  and  represents  to  Seller  that:

     (a) AUTHORITY. Purchaser has full power and authority to execute and to deliver this Agreement and all related documents and to carry out the transactions contemplated herein and the same do not result in a breach of the terms and conditions of nor constitute a default under or violation of any law, regulation, court order, mortgage, note, bond, indenture, agreement, license or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its assets may be bound or affected. This Agreement is valid, binding and enforceable as against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable creditors rights, laws or principles of equity.

     (b) NECESSARY ACTION. Prior to the execution of this Agreement, Purchaser has obtained all consents necessary for it to lawfully enter into and carry out the terms of this Agreement.

     (c) LITIGATION. There is no litigation, investigation or other proceeding pending or threatened against or relating to Purchaser, its properties or business which is material to this Agreement, or which would prevent Purchaser from performing its obligations hereunder.

     (d) LEASE. Purchaser has paid all Additional Charges, Impositions, and other charges when and as they become due under the Lease.

     (e) STATUS OF PURCHASER. Purchaser is a Washington corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi.

     8.  CONDITIONS  TO  CLOSING.

     (a) PURCHASER'S CONDITIONS TO CLOSING. Purchaser's obligation to purchase Seller's Assets hereunder is subject to the following conditions, any one or all of which may be waived by the Purchaser:

     (i) TITLE INSURANCE. Land America Title Company (the "Title Company") shall issue with respect to the Property as of the Closing Date, an owner's policy of title insurance to HCRI in the full amount of the portion of the purchase price being provided by HCRI under the terms of the HCRI Transaction (the "Owner's Title Policy"), with extended coverage without survey exception and subject to no exceptions other than the Permitted Exceptions.

     (ii) SURVEY. Purchaser shall have received an ALTA survey of the property showing no encroachments not acceptable to Purchaser and certified to Purchaser, HCRI and the Title Company.

     (iii) NO DEFAULT. Seller shall not be in default, where said default cannot be cured by the Closing Date, under any mortgage, contract, lease or other agreement affecting or relating to the Seller's assets.

(iv) SELLER'S PERFORMANCE. At Closing Seller shall have performed all of its obligations under this Agreement that are to be performed prior to or at Closing, including delivery of all of the documents and instruments described in
Section 4(a), to the extent the same have not been waived by Purchaser in accordance with the terms hereof.

(v) SELLER'S REPRESENTATIONS AND WARRANTIES. At Closing Seller's representations and warranties contained in this Agreement shall be true in all material respects at and as of the date of Closing as though such representations and warranties were then again made; provided, however, it shall not be a failure of a condition to Purchaser's obligation to close if Seller's representations and warranties are not true as a result of the acts or omissions of Purchaser as Tenant under the Lease.

(vi) CLOSING OF THE HCRI TRANSACTION. The closing of the HCRI Transaction shall have occurred or be prepared to occur concurrently with the Closing of the Transaction.

(vii) RELEASE FROM SPAULDING. Seller shall have received a waiver and release from Craig Spaulding in substantial conformance with the Confirmation and Release attached hereto as Exhibit H, pursuant to which Spaulding waives and releases any and all rights, claims, or actions against Seller, its managers, members, and employees, in connection with or in any way related to the Facility or the development thereof.

(b) SELLER'S CONDITIONS TO CLOSING. Seller's obligation to sell Seller's Assets hereunder is subject to the fulfillment of each of the following conditions, any one or all of which may be waived by Seller in writing:

(i) PURCHASER'S REPRESENTATIONS AND WARRANTIES. At Closing, Purchaser's representations and warranties contained in this Agreement shall be true in all material respects at and as of the date of Closing as though such representations and warranties were then again made.

(ii) PURCHASER'S PERFORMANCE. At Closing, Purchaser shall have performed its obligations under this Agreement that are to be performed prior to or at Closing, including delivery of all of the documents and instruments described in
Section 4(b), to the extent the same have not been waived by Seller in accordance with the terms hereof.

(iii) RELEASE FROM SPAULDING. Seller shall have received a waiver and release from Craig Spaulding in substantial conformance with the Confirmation and Release attached hereto as Exhibit H, pursuant to which Spaulding waives and releases any and all rights, claims, or actions against Seller, its managers, members, and employees, in connection with or in any way related to the Facility or the development thereof.

9.  INDEMNIFICATION

(a) BY SELLER. Subject to the limitations set forth in Section 12(j), but as a covenant and obligation that shall survive Closing, Seller shall indemnify, defend and hold Purchaser harmless from and against:

 (i) BREACH OF REPRESENTATIONS AND WARRANTIES. Any and all damage, loss or liability resulting from a material breach of any representation, warranty or covenant of Seller in this Agreement or nonfulfillment of any agreement on the part of Seller under this Agreement or from any material misrepresentation in or material omission from any certificate furnished or to be furnished by Seller hereunder; and

(ii) FEES AND EXPENSES. Any and all actions, suits, proceedings, demands, assessments, judgements, costs and legal and other expenses, including, but not limited to, any and all attorneys' fees incident to any of the foregoing.

(a) BY PURCHASER. Subject to the limitations set forth in Section 12(j), but as a covenant and obligation that shall survive Closing, Purchaser shall indemnify, defend and hold Seller harmless from and against:

(i) BREACH OF REPRESENTATIONS AND WARRANTIES. Any and all damage, loss or liability resulting from a material breach of any representation, warranty or covenant of Purchaser in this Agreement or nonfulfillment of any agreement on the part of Purchaser under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished by Purchaser hereunder; and

(ii) FEES AND EXPENSES. Any and all actions, suits, proceedings, demands, assessments, judgements, costs and legal and other expenses, including, but not limited to, any and all attorneys' fees incident to any of the foregoing.

10.  DEFAULT  AND  TERMINATION.

(a) GROUNDS FOR TERMINATION. This Agreement may be terminated and the transaction contemplated herein abandoned at any time prior to Closing:

(i)     By  mutual  written  agreement  of  the  parties;

(ii) By Seller, if any of the conditions set forth in Section 8(b) shall have become incapable of fulfillment prior to the Closing Date, or such earlier date as may be specifically provided for the performance thereof (as the same may be extended) through no fault of Seller and the same shall not have been waived by Seller;

(iii) By Purchaser, if any of the conditions set forth in Section 8(a) shall have become incapable of fulfillment prior to the Closing Date, or such earlier date as may be specifically provided for the performance thereof (as the same may be extended) through no fault of Purchaser and the same shall not have been waived by Purchaser; or

(iv) By either Seller or Purchaser in the event of a material breach by the other party of its obligations hereunder.

     (v) By Purchaser in the event that prior to the Closing Date a material portion of the Seller's Assets shall have been damaged or destroyed by fire or other casualty, or shall have been taken or condemned by any public or quasi-public authority under the power of eminent domain; provided, however, in the event Purchaser does not elect to terminate pursuant to this Section 10(a)(v), then Seller shall assign to Purchaser its interest in any insurance or condemnation proceeds relating to the Seller's Assets.

(b) SELLER'S REMEDIES UPON TERMINATION. In the event of the termination of this Agreement by Seller under Sections 10(a)(i) or 10(a)(ii), provided Purchaser is not then in breach of its obligations under this Agreement, neither party shall have any further rights or remedies hereunder. In the event of the termination of this Agreement by Seller under Sections 10(a)(ii) or (iv) as a result of a material breach by Purchaser of its obligations hereunder, Seller shall have the following rights and remedies: (i) sue for damages, which include, but are not limited to, lost profits and consequential damages or (ii) seek specific performance of Purchaser's obligations hereunder; provided, however, as set forth more fully in Section 8(a)(vi) hereof the closing of the HCRI Transaction shall be a condition to Purchaser's obligations hereunder and accordingly Purchaser shall not be in breach of its obligations hereunder in the event of the failure of the closing of the HCRI Transaction for any reason whatsoever.

(c) PURCHASER'S REMEDIES UPON TERMINATION. In the event of the termination of this Agreement by Purchaser under Sections 10(a)(i) or 10(a)(iii) other than as a result of a breach by Seller of its obligations under this Agreement or under Section 10(a)(v), neither party shall have any further rights or remedies hereunder. In the event of the termination of this Agreement under Sections 9(a)(iii) or (iv) as a result of a material breach by Seller of its obligations hereunder, Purchaser shall have the right to seek specific performance of Seller's obligations hereunder.

(d) EXPENSES. In the event the transaction contemplated hereby does not close for any reason other than a breach by Seller or Purchaser, Purchaser shall pay all escrow cancellation fees and title charges. In the event the transaction contemplated hereby does not close as a result of a breach by either party, the breaching part shall be responsible for all escrow cancellation fees and title charges.

(e) LEASE. In the event the Transaction does not close for any reason whatsoever, the rights and obligations of the Seller and the Purchaser under the Lease remain unaffected.

     11.  BROKER.

     Each party represents and warrants to the other that it has not retained the services of any broker or finder in connection with the Transaction and each agrees to pay any commission or finder's fee which may be due on account of this Agreement to any other broker or finder allegedly employed by it and each party agrees to indemnify the other party against any claim for any commission made by any broker allegedly employed by it.

     12.  MISCELLANEOUS.

     (a) Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight courier guaranteeing overnight delivery or by facsimile transmission (if confirmed verbally or in writing by mail as aforesaid), to the following address:

To  Seller:          ALCO  XII,  L.L.C.,
               46  3rd  Street  NW
          Hickory,  North  Carolina
          Attn:  Charlie  Treftzger
          Telephone:  828-322-5535
          Facsimile:  828-322-3897

with  a  copy  to:          Bell,  Davis  &  Pitt,  PA
               Post  Office  Box  21029
               Winston-Salem,  NC  27120-1029
               Attn:  John  Cocklereece
               Telephone:336-722-3700
               Facsimile:  335-722-6558

To  Purchaser:          Emeritus  Corporation
               3131  Elliott  Avenue,  Suite  500
               Seattle,  WA  98121
               Attn:  Raymond  R.  Brandstrom
               Telephone:  206-301-4511
               Facsimile:  206-301-4500

with  a  copy  to:          The  Nathanson  Group  PLLC
               1520  Fourth  Avenue,  Sixth  Floor
               Seattle,  WA  98101
               Attn:  Randi  S.  Nathanson
               Telephone:  206-623-6239
               Facsimile:  206-623-1738

Notice shall be deemed given three (3) business days after deposit in the mail, on the next day if sent by overnight courier and on receipt if sent by facsimile (and confirmed verbally or by mail as aforesaid).

     (b) This Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the parties hereto. This Agreement constitutes the entire agreement between the parties hereto with respect to the purchase and sale of Seller's Assets and supersedes all prior negotiations, discussions, writings and agreements between them with respect to the purchase and sale of Seller's Assets.

     (c) The captions of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     (d) Time is of the essence of this Agreement and of all of the terms and provisions of this Agreement.

     (e) In the event of litigation or other proceedings involving the parties to this Agreement to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of either party under this Agreement, the prevailing party shall be entitled to recover from the other any and all attorneys' fees and costs as may be actually incurred, including its costs and fees on appeal.
     (f) Should any one or more of the provisions of this Agreement be determined to be invalid, unlawful or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     (g) This Agreement may be executed and delivered in any number of counterparts and via facsimile which shall together constitute but one and the same instrument.

     (h) Each of the parties acknowledges and agrees that it has participated in the drafting and negotiation of this Agreement. Accordingly, in the event of a dispute between the parties hereto with respect to the interpretation or enforcement of the terms hereof, no provision shall be construed so as to favor or disfavor either party hereto.

     (I) NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, PURCHASER ACKNOWLEDGES THAT THE SELLER'S ASSETS ARE BEING SOLD IN THEIR AS IS WHERE IS WITH ALL FAULTS CONDITION AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE DEED, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO (A) THE DESIGN, CONSTRUCTION, LOCATION, SIZE, CHARACTER, PHYSICAL CONDITION OR STATE OF REPAIR OF THE SELLER'S ASSETS OR ANY PORTION THEREOF; (B) THE TOPOGRAPHY, DRAINAGE OR CONDITION OF THE SURFACE AND SUBSURFACE SOILS OF OR ON THE REAL PROPERTY, (C) THE PRESENCE OR ABSENCE OF HAZARDOUS WASTE OR HAZARDOUS SUBSTANCES ON OR FROM THE REAL PROPERTY OR THE FACILITY; (D) THE MERCHANTABILITY, HABITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE SELLER'S ASSETS, (E) THE PAST OR FUTURE TAXES OR ASSESSMENTS OF THE SELLER'S ASSETS, (F) THE CONDITION OF TITLE TO THE SELLER'S ASSETS OR (G) THE COMPLIANCE OF THE SELLER'S ASSETS WITH ANY APPLICABLE GOVERNMENTAL REQUIREMENT OR ANY OTHER REPRESENTATION OR WARRANTY NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. BY EXECUTION OF THIS AGREEMENT, PURCHASER REPRESENTS AND WARRANTS TO SELLER THAT PURCHASER HAS MANAGED THE FACILITY AND HAS BEEN THE TENANT UNDER THE LEASE AND IS AN EXPERIENCED, SOPHISTICATED PURCHASER OF COMMERCIAL REAL ESTATE, WITH KNOWLEDGE AND EXPERIENCE SUFFICIENT TO ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE SALE, AND THAT IT IS REPRESENTED BY KNOWLEDGEABLE AND EXPERIENCED LEGAL COUNSEL OF ITS OWN CHOOSING AND AGREES THAT NEITHER SELLER NOR ITS AGENTS OR REPRESENTATIVES HAS MADE AND THAT PURCHASER HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY OF ANY KIND WHICH IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE DEED IN CONNECTION WITH THE SALE OF THE SELLER'S ASSETS OR PURCHASER'S ACTUAL PURCHASE THEREOF PURSUANT TO THE TERMS OF THIS AGREEMENT, IT BEING UNDERSTOOD AND AGREED THAT ANY SUCH PURCHASE WILL BE BASED SOLELY UPON PURCHASER'S OWN DUE DILIGENCE REVIEW AND THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE DEED.

                           __________________________
                              PURCHASER'S INITIALS

     (j) All covenants, indemnities, warranties and representations of Seller and Purchaser set forth in this Purchase and Sale Agreement shall survive the date of Closing for a period of one (1) year. All covenants, indemnities, warranties and representations of Seller and Purchaser set forth in the documents executed herewith shall survive for such period as stated therein.

     (k) Each of Seller and Purchaser agrees upon the request of the other party from time to time to execute and deliver such further documents and/or to take such other action as may be reasonably requested to more effectively consummate the Transaction, including executing such documents and taking such action as Purchaser may reasonably request to put Purchaser in ownership, possession and control of the Seller's Assets, provided that any such action taken by either Seller or Purchaser at the request of the other party shall be at no additional cost or expense to the non-requesting party.

     IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the Effective Date.

SELLER:                         ALCO  XII,  L.L.C.,
                              a  Mississippi  limited  liability  company

                              By:     /s/    Charlie  Treftzger________
                                   Charlie  Treftzger
                              Its:     _____________________

PURCHASER:                         EMERITUS  CORPORATION,
                              a  Washington  corporation

                              By:     /s/    Raymond  R.  Brandstrom__
                                   Raymond  R.  Brandstrom
                              Its:     _________________________

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.

     And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is
195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.

                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES

1. 2002 ad valorem taxes for Forrest County, Mississippi, which became a lien upon the above-described property on January 1, 2002, but are not yet due and payable; and taxes, special assessments, and other governmental charges not shown as existing liens by the public records.

2. Rights of parties in possession, deficiency in quantity of land, discrepancies or encroachments, boundary line disputes, roadways, unrecorded servitudes or easements, and any matters not of record, including lack of access, which would be disclosed by an accurate survey and physical inspection of the subject property.

3. Title to all minerals within and underlying the premises, together with all mining rights and other rights, privileges and immunities relating thereto.

4. No insurance is afforded as to the amount of acreage described in Schedule A.

                                    EXHIBIT C
INDEX  INSTRUCTIONS:  Lot 2, Hattiesburg Retirement Residences Subdivision, also
--------------------------------------------------------------------------------
index  in  NW  SW  ,  Section  17,  T4N,  R13W,  Forrest  County,  MS
---------------------------------------------------------------------


                                  FORM OF DEED

STATE  OF  MISSISSIPPI
----------------------
     COUNTY  OF  FORREST
     -------------------

          WARRANTY  DEED
          --------------

          For and in consideration of Ten and No/100 Dollars ($10.00) cash in hand paid and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, ALCO XII, L.L.C., a Mississippi limited liability company, does hereby bargain, sell, convey, and warrant, subject to the exceptions and reservations hereinafter set forth, unto HCRI MISSISSIPPI PROPERTIES, INC., a Mississippi corporation, the real property lying and being situated in the City of Hattiesburg, County of Forrest, State of Mississippi, to-wit:
     Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.

     And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is
195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.

     LESS AND EXCEPT all of the oil, gas, and other minerals of like kind and character in, on, and under the above-described property.

          This conveyance is also hereby made specifically subject to all valid and subsisting oil, gas and mineral leases, as well as subject to all valid and subsisting oil, gas, mineral and/or royalty conveyances, exceptions and/or reservations now of record in Forrest County, Mississippi, affecting the above-described lands, or any part or parcels thereof and the matters described in Exhibit A hereto. [NOTE; INSTEAD OF ACCEPTING YOUR CHANGES HERE, WE WILL JUST ATTACH EXHIBIT A AS THE PERMITTED EXCEPTIONS]


                               [GRAPHIC  OMITED]


          WITNESS  MY  SIGNATURE  this  the ______ day of _______________, 2002.

                         ALCO  XII,  L.L.C.,
                         a  Mississippi  limited  liability  company

     By:     _______________________
          Its:     _______________________

STATE  OF  ____________
COUNTY  OF  __________
     Personally appeared before me, the undersigned authority in and for the said county and state, on this ______ day of ______________, 2002, within my jurisdiction, the within named, _____________________, the ______________________ of ALCO XII, L.L.C., a Mississippi limited liability company, who acknowledged that he signed, executed, and delivered the above and foregoing Warranty Deed on the day and year therein stated, for and on behalf of said company, as its act and deed, after having been authorized so to do.

     Given under my hand and official seal on this the ____ day of ________________, 2002.



Notary  Public
GRANTEE'S  ADDRESS:     GRANTOR'S  ADDRESS:
HCRI  Mississippi  Properties,  Inc.               ALCO  XII,  L.L.C.
One  SeaGate,  Suite  1500                    46  Third  Street  NW
P.O.  Box  1475                         Hickory,  North  Carolina
Toledo,  Ohio  43603-1475

PHONE:  419-247-2800                    PHONE:


This  deed  prepared  by:                    AFTER  RECORDATION  RETURN
                              ORIGINAL  DEED  TO:

Randi  S.  Nathanson,  Esq.                    Oksana  Ludd,  Esq.
The  Nathanson  Group  PLLC               Shumaker,  Loop  &  Kendrick,  LLP
1520  Fourth  Avenue                    1000  Jackson  Street
Sixth  Floor                         Toledo,  Ohio  43624
Seattle,  WA  98101




                                    EXHIBIT A
                              PERMITTED EXCEPTIONS

1. 2002 ad valorem taxes for Forrest County, Mississippi, which became a lien upon the above-described property on January 1, 2002, but are not yet due and payable; and taxes, special assessments, and other governmental charges not shown as existing liens by the public records.

2. Rights of parties in possession, deficiency in quantity of land, discrepancies or encroachments, boundary line disputes, roadways, unrecorded servitudes or easements, and any matters not of record, including lack of access, which would be disclosed by an accurate survey and physical inspection of the subject property.

3. Title to all minerals within and underlying the premises, together with all mining rights and other rights, privileges and immunities relating thereto.

4. No insurance is afforded as to the amount of acreage described in Schedule A.

                                    EXHIBIT D
                              FORM OF BILL OF SALE

     In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ALCO XII, L.L.C., a Mississippi limited liability company (the "Seller") hereby grants, bargains, sells, conveys and transfers to HCRI Mississippi Properties, Inc. (the "Purchaser"), the following:

     (a) PERSONAL PROPERTY. All of Seller's right, title and interest in and to any and all equipment, furniture, fixtures, appliances, tools, instruments, and other tangible personal property owned by Seller as of the effective date and located at the assisted living facility commonly known as Loyalton of Hattiesburg, 103 Fox Chase Street, Hattiesburg, Mississippi 39402 (the "Facility") (the "Personal Property").

     (b) BED RIGHTS. All of Seller's right, title and interest, if any, in and to the 83 units which are currently operated at the Facility (the "Bed Rights").

     (c) MISCELLANEOUS PROPERTY. All of Seller's right, title and interest, if any, in and to the following: all plans, drawings, surveys, applications to governmental authorities regarding the Facility or any development thereof (collectively, the "Plans").

     TO HAVE AND TO HOLD, all and singular, the above-described property hereby sold, assigned, transferred and conveyed to Purchaser, its successors and assigns, to and for its own use and benefit.

Seller hereby represents and warrants to Purchaser that Seller is the owner of the above-described property, that Seller has full right, power and authority to sell the same and to make this Bill of Sale, and that the above-described property is free and clear of all liens and encumbrances

Dated  this  ___  day  of  March,  2002.

                         ALCO  XII,  L.L.C.,
                         a  Mississippi  limited  liability  company

                         By     ___________________________
                         Name:     ___________________________
                         Its:     ___________________________

exhibit  10.65.2.doc

                                    Exhibit A
Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.

And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is 195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds
West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.

                              FORM OF BILL OF SALE

     In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ALCO XII, L.L.C., a Mississippi limited liability company (the "Seller") hereby grants, bargains, sells, conveys and transfers to Emeritus Corporation ("Emeritus") all of Seller's right, title and interest, if any, in and to the following: all transferrable certificates of occupancy, permits, licenses, authorization or approvals relating to the Facility (collectively, the "Permits"); all leases and agreements, if any, to which Seller is a party relating to the Facility (collectively, the "Leases"); all general intangibles, intellectual property and other intangible property or rights relating to the Facility, including without limitation the rights to all telephone numbers, fictitious names, logos and trade marks used in connection with the ownership or operations of the Facility (collectively, the "Intangible Property").

            TO HAVE AND TO HOLD, all and singular, the above-described property hereby sold, assigned, transferred and conveyed to Emeritus, its successors and assigns, to and for its own use and benefit.

     Seller hereby represents and warrants to Emeritus that has full right, power and authority to make this Bill of Sale, and that the above-described property, to the extent owned by Seller, is free and clear of all liens and encumbrances.

Dated  this  ___  day  of  March,  2002.

                         ALCO  XII,  L.L.C.,
                         a  Mississippi  limited  liability  company

                         By     ___________________________
                         Name:     ___________________________
                         Its:     ___________________________

                                    EXHIBIT A

Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.

And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is 195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds
West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.

                                    EXHIBIT E

                  FORM OF AFFIDAVIT REGARDING NONFOREIGN STATUS

     Section 1445 of the Internal Revenue Code of 1986 (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. The undersigned hereby makes this affidavit on behalf of ALCO XII, L.L.C., a Mississippi limited liability company (the "Transferor"), in connection with the transfer to HCRI Mississippi Properties, Inc., a Mississippi corporation (the "Transferee"), of certain real property located in Forrest County, Mississippi, as more particularly described in
Exhibit  A  attached  hereto  (the  "Property").
      ----

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder;

2.     Transferor's  U.S.  employer  identification  number  is  56-2087401.

          3.     Transferor's  address  is  ALCO  XII,  L.L.C.,
               46  3rd  Street  NW
          Hickory,  North  Carolina
          Attn:  Charlie  Treftzger  _______________________________.

4. Transferor understands that this Affidavit may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both; and

5. Transferor understands that Transferee is relying on this Affidavit in determining whether withholding is or will be required in connection with its purchase of the Property and may face liabilities if any statement in this Affidavit is false.

Under penalty of perjury, the undersigned declares that he/she has examined this Affidavit and to the best of his/her knowledge and belief, it is true, correct, and complete, and the undersigned further declares that he/she has authority to sign this document on behalf of Transferor.

                    ALCO  XII,  L.L.C.,
                              a  Mississippi  limited  liability  company

                         By:     _____________________
                         Its:     _____________________
                          Date:     _____________________

                                    EXHIBIT A

Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.

And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is 195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds
West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.

                                    EXHIBIT G
                       FORM OF LEASE TERMINATION AGREEMENT


     This Agreement is made and entered into as of the ___ day of __________, 2002 and shall be effective as of the Effective Date (as defined below) by and between ALCO XII, L.L.C., a Mississippi limited liability company ("Landlord") and Emeritus Corporation, a Washington corporation ("Tenant").

                                    RECITALS

     A. Landlord is the owner of the real property described in Exhibit A (the "Real Property") and the improvements thereon and the furniture, fixtures and equipment therein that are currently operated by Tenant as an 83 bed assisted living facility known as Loyalton of Hattiesburg located at103 Fox Chase Street Hattiesburg, Mississippi 39402 (the "Facility").

     B. Landlord is the lessor under that certain Lease Agreement dated June 10, 1998 pursuant to which Landlord leases the Real Property and the Facility to Tenant.

     D. Under the terms of the Purchase and Sale Agreement dated March___, 2002 Landlord agreed that Landlord would, concurrently with the closing of the transaction provided for therein (the "Closing") terminate the Lease.

     E. The Closing is occurring concurrently herewith and Landlord and Tenant are desirous of documenting the terms and conditions under which said termination will occur.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

                                    AGREEMENT

     1.     Termination.  As  of  the  Effective  Date, all of Landlord's right,
            ------------
title and interest in and to and all of Tenant's right, title and interest in and to and obligations under, the Lease shall be and hereby are terminated, subject in each case to the limitations set forth herein.

     2.     Release.  Tenant  and  Landlord acknowledge and agree that as of the
            -------
Effective Date, Landlord and Tenant each shall be and hereby is released from any further obligations under the Lease; provided, however, that nothing herein shall be construed as a release by Landlord of Tenant with respect to any of Tenant's obligations under Sections 2.3 and 3.1 of the Lease, it being the intent of the parties that Tenant pay when due all Additional Charges and Impositions, even if such Additional charges and Impositions arose prior to the date hereof but are not yet due as of the date hereof , and it further being the intent of the parties that Tenant pay obligations related to the Facility as provided under any other provisions the Lease which relate to the acts or omissions of Tenant occurring prior to the Effective Date hereof or of Tenant by Landlord with respect to Landlord's obligation to return to Tenant any security deposit being held by Landlord under the terms of the Lease, which, notwithstanding anything to the contrary contained in the Lease, shall be returned to Tenant by Landlord on the Effective Date .

     3.     Governing  Law/Amendment.  This  Agreement  shall be governed by and
            ------------------------
construed in accordance with the laws of the State of Mississippi and may not be amended or modified except by written instrument signed by the parties hereto.

     4.     Attorneys'  Fees.   In  the  event  of  a  dispute among the parties
            ----------------
hereto with respect to the interpretation or enforcement of the terms hereof, the prevailing party shall be entitled to collect from the other its reasonable attorneys fees and costs, including its costs and fees on appeal.

     5.     Entirety.  This  Agreement and any documents executed in furtherance
            --------
hereof or in conjunction herewith represent the entire agreement of the parties with respect to the subject matter hereof.

     6.     Notices.  Any  notice, request or other communication to be given by
            -------
either party hereunder shall be in writing and shall be sent to the parties and in the manner and at the addresses specified in the Lease.

     7.     Severability.  Should  any  one  or more of the provisions hereof be
            ------------
deemed to be invalid or unenforceable said determination shall not affect the validity or enforceability of the remaining terms hereof.

     8.     Captions.  The  captions  in  this  Agreement have been inserted for
            --------
convenience of reference only and shall not be construed to define or to limit any of the terms or conditions hereof.

     9.     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
            ------------
counterparts, each of which shall be deemed to be a duplicate original, but all of which together shall constitute one and the same instrument.

     10.     Effective  Date.  This  Agreement  shall  be  conditioned upon, and
             ---------------
effective as of the date of Closing (the "Effective Date"). In the event that Closing does not occur for any reason whatsoever, this Agreement shall be null and void ab initio and the rights and obligations of the parties under the Lease shall remain unaffected.

     11.     Release  of  Liens. Landlord does hereby acknowledge and agree that
             ------------------
any and all liens granted to it under the terms of the Lease shall be and hereby are terminated and released effective as of the Effective Date.

     IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

LANDLORD:                         ALCO  XII,  L.L.C.,
                              a  Mississippi  limited  liability  company

                         By:     ___________________________
                         Its:     ___________________________


TENANT:                         EMERITUS  CORPORATION,
                              a  Washington  corporation

                              By:     ___________________________
                              Its:     ___________________________

                                    Exhibit A

     Part of Block 1 of the Westphalia Subdivision; part of Lot 9 of the Foote-McInnis Subdivision; and part of Blocks 1 and 2 and the vacated Washington and Johnson Streets and Ellene Avenue of the A. Foote Subdivision; all of the above property being a part of the Northwest Quarter of the Southwest Quarter of
Section 17, Township 4 North, Range 13 West, in the City of Hattiesburg, Forrest County, Mississippi.

     And all of the above property being more particularly described as commencing at the Northeast Corner of Lot 1, Block 1 of the A. Foote Subdivision and thence run South 89 degrees 48 minutes 12 seconds West along the South line of McInnis Street for 380.00 feet to the Point of Beginning, thence run South for 222.27 feet to the intersection with the North line of a proposed new street (Fox Chase), thence run Southwesterly along the proposed North line of said street and along an arc to the right whose radius is 61.00 feet and whose chord bearing is South 67 degrees 20 minutes 53 seconds West and whose chord distance is 46.99 feet for a distance of 48.23 feet, thence run Southwesterly along the proposed North line of said street and along an arc to the left whose radius is
195.00 feet and whose chord bearing is South 59 degrees 56 minutes 45 seconds West and whose chord distance is 102.58 feet for a distance of 103.80 feet, thence run West and along the north line of said street for 290.35 feet to the centerline of a small creek, thence run North 58 degrees 47 minutes 52 seconds West along the centerline of said creek for 3.12 feet, thence run North 48 degrees 08 minutes 39 seconds West along the centerline of said creek for 128.12 feet, thence run North 51 degrees 24 minutes 34 seconds West along the centerline of said creek for 92.26 feet, thence run North 23 degrees 36 minutes 20 seconds West along the centerline of said creek for 73.84 feet, thence run North 51 degrees 49 minutes 23 seconds West along the centerline of said creek for 32.23 feet, thence run North 25 degrees 13 minutes 50 seconds West along the centerline of said creek for 63.22 feet to the intersection with the South line of McInnis Street, thence run North 89 degrees 48 minutes 12 seconds East along the South line of McInnis Street for 674.57 feet to the Point of Beginning, and containing 3.69 acres, more or less; and to be known as all of Lot 2 of the Hattiesburg Retirement Residences Subdivision.

211453

                                    EXHIBIT H
                   FORM OF CONFIRMATION AND RELEASE AGREEMENT
                            CONFIRMATION AND RELEASE
                            ------------------------

THIS CONFIRMATION AND RELEASE (this "Release") is made as of this _____ day of March, 2002 by and between ALCO XII, L.L.C., a Mississippi limited liability company ("ALCO") and Craig Spaulding (ASpaulding@).

WHEREAS, ALCO and Spaulding are parties to that certain Letter Agreement dated February 28, 2001 ("Letter Agreement") with respect to that certain facility known as Loyalton of Hattiesburg located at 103 Fox Chase Street, Hattiesburg, Mississippi (the "Facility").
WHEREAS, ALCO and Emeritus Corporation, a Washington corporation ("Emeritus"), have entered into a Purchase and Sale Agreement dated as of March ___, 2002 whereby ALCO intends to sell the Facility to Emeritus or its designee and Emeritus intends to purchase or to cause its designee to purchase the Facility from ALCO (the "Transaction").
WHEREAS, the Letter Agreement provides that Spaulding is entitled to a deferred development fee in an amount not to exceed $125,000 (the "Development Fee") upon the sale of the Facility if and to the extent ALCO receives "Excess Cash Proceeds" from the Transaction.
     WHEREAS, ALCO has demonstrated to the satisfaction of Spaulding that there will be no Excess Cash Proceeds resulting from the Transaction and has requested that Spaulding confirm that he has no right to be paid the Development Fee in connection with the Transaction and that he is releasing ALCO from any and all liability with respect thereto.
     WHEREAS, Spaulding has agreed to provide ALCO with the requested confirmation and release.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, Spaulding hereby agrees as follows:
     1. Spaulding for himself and his successors, legal representatives and assigns and all persons claiming by, through or under him, does hereby acknowledge and agree that he has no right, title or interest in and to the Development Fee in connection with the Transaction and does hereby remise, release, acquit and forever discharge ALCO and its officers, directors, members, managers, employees, attorneys, agents, affiliates, subsidiaries, successors in interest and assigns of, from and against any and all manner of actions, causes of actions, choses in action, suits, debts, dues, sums of money, compensation, accounts, rentals, commissions, reckonings, bonds, bills, specialties, covenants, rights, contracts, controversies, agreements, promises, costs, damages, judgments, executions, claims and demands whatsoever (regardless of by whom raised) in law or in equity, which Spaulding now has, ever had or may ever have with respect to the payment of the Development Fee on account of, arising out of, or in connection with the development, leasing or sale of the Facility.
     2. This Agreement represents the entire and final Agreement of the parties hereto with respect to the subject matter hereof and may not be amended or modified except by written instrument signed by the parties hereto. This Agreement supersedes all prior negotiations, writings or agreements among the parties hereto with respect to the subject matter hereof.

     3. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument. The delivery of a facsimile copy of this Agreement will be deemed to be acceptable delivery of an executed copy of this Agreement.

     4. Each of the parties hereto acknowledges and agrees that it has participated in the drafting and negotiation hereof. Further, Spaulding acknowledges and agrees that he fully understands the terms and conditions hereof and is signing the same knowingly and voluntarily. Accordingly, in the event of a dispute among the parties hereto with respect to the interpretation or enforcement of the terms hereof no provision shall be construed so as to favor or disfavor either party hereto.

     5. In the event of a dispute among the parties hereto with respect to the interpretation or enforcement of the terms hereof, the prevailing party shall be entitled to collect from the other its reasonable costs and attorneys fees, including its costs and fees on appeal.

     IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.



                         ALCO  XII,  L.L.C.
                         a  Mississippi  limited  liability  company

                         By:     ___________________________
                         Its:     ___________________________



                         ________________________________
                         CRAIG  SPAULDING